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                                                                    EXHIBIT 10.7

                                  SECURITY AGREEMENT
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     THIS SECURITY AGREEMENT (the "AGREEMENT") is made as of the 16th day of
August, 1995, between COLLATERAL THERAPEUTICS, INC., a California corporation (the "COMPANY"), and Schering Berlin Venture Corp., a Delaware corporation (the "SECURED PARTY").

                                       RECITALS

     A. Secured Party has agreed to lend the Company $250,000 pursuant to a Secured Promissory Note dated the same date as this Agreement (the "NOTE") and the Company and Secured Party have set forth the terms pursuant to which Secured Party may advance an additional amount of $250,000 to the Company under an additional promissory note as the Company and Secured Party mutually agree; and

     B. In connection with the Note, the Company has agreed to grant to Secured Party a security interest in all of the personal property assets of the Company as security for the prompt payment by the Company of its obligations contained in the Note.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. SECURITY INTEREST. Pursuant to the provisions of the California Uniform Commercial Code (the "CODE"), the Company hereby grants to Secured Party a security interest in all of the Company's right, title and interest in and to all of its personal property, including without limitation the following personal property of the Company (collectively, the "COLLATERAL"):

          1.1 ACCOUNTS. All presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to the Company arising out of the sale or lease of goods or the rendition of services by the Company, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by the Company.

          1.2 BOOKS. All of the Company's books and records relating to the Collateral, including: ledgers; records indicating, summarizing, or evidencing the Company's assets or liabilities, or the Collateral; all information relating to the Company's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, or other computer prepared information, and the equipment containing such information.

          1.3 EQUIPMENT. All of the Company's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, motor vehicles, tools, parts, dies, jigs, goods (other than consumer goods or farm products), and any interest in



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any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

          1.4 GENERAL INTANGIBLES. All of the Company's present and future general intangibles and other personal property (including any choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, infringement claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, deposit accounts, tax refunds, and tax refund claims) other than goods and Accounts.

          1.5 INTELLECTUAL PROPERTY COLLATERAL. The following properties and assets owned or held by the Company or in which the Company otherwise has any interest, now existing or hereafter acquired or arising (collectively, the "Intellectual Property Rights"):

          (a) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

          (b) all copyrights and applications for copyright, domestic or foreign, together with the underlying works of authorship (including titles), whether or not the underlying works of authorship have been published and whether said copyrights are statutory or arise under the common law, and all other rights and works of authorship, all rights, claims and demands in any way relating to any such copyrights or works, including royalties and rights to sue for past, present or future infringement, and all rights of renewal and extension of copyright;

          (c) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

          (d) all trade secrets, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and

          (e) the entire goodwill of or associated with the businesses now or hereafter conducted by the Company connected with and symbolized by any of the aforementioned properties and assets.

          1.6 INVENTORY. All present and future inventory in which the Company has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of the Company's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.


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          1.7  NEGOTIABLE COLLATERAL.  All of the Company's present and future letters of credit, notes, drafts, instruments, documents, leases and chattel paper.

          1.8 OTHER COLLATERAL. Any money, deposit accounts, notes, drafts, instruments, chattel paper, or other assets of the Company which hereafter come into the possession, custody, or control of Secured Party.

          1.9 PROCEEDS. Any and all proceeds whether receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral including "proceeds" as defined in Section 9306 of the Code, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of the Company from time to time with respect to any of the Collateral, any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, and all proceeds of such proceeds. Proceeds pursuant to this Agreement include (i) whatever is now or subsequently received by the Company upon the sale, exchange, collection or other disposition of any item of Collateral, whether such proceeds constitute inventory, accounts, accounts receivable, general intangibles, instruments, securities, credits, documents, letters of credit, chattel paper, documents of title, warehouse receipts, leases, deposit accounts, money, contract rights, goods or equipment, and (ii) any such items which are now or subsequently acquired by the Company with any proceeds of Collateral.

     2. PERFORMANCE SECURED. The security interest granted hereby secures the prompt payment of the amounts due under the Note and any other note issued by the Company after the date of this Agreement which specifically recites that it is secured by this Security Agreement (an "ADDITIONAL NOTE").

     3. COVENANTS OF THE COMPANY. The Company covenants and agrees, unless compliance is waived in writing by Secured Party, that:

          3.1 MAINTENANCE OF COLLATERAL. The Company will properly maintain and care for the Collateral, including the payment of all filing and other fees necessary to maintain the Intellectual Property Rights; PROVIDED, HOWEVER, the Company shall not be required to pay any such fees in connection with or take any other act to maintain any Intellectual Property Rights that the Company in the exercise of its reasonable business judgment determines are not useful in the operation of the Company's business.

          3.2 SALE OF COLLATERAL. The Company will not sell, transfer, trade or otherwise dispose of all or substantially all of the Collateral, except in the ordinary course of business conducted by the Company, in connection with a reorganization, recapitalization, liquidation or business combination involving the Company or its subsidiaries or in a transaction pursuant to which the outstanding amounts owed under the Note and any Additional Note will be repaid in full; PROVIDED, HOWEVER, the Company reserves the right to license, sublicense or otherwise grant rights in any of the Intellectual Property Rights, which the Secured Party hereby agrees shall not be prohibited by any term or provision of this Agreement, so long as such license, sublicense or other grant of rights is made (a) subject to the security interest of the Secured Party in the


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Intellectual Property Rights and (b) in connection with a collaboration or partnership with some other entity or in the ordinary course of the Company's business.

          3.3 CHANGE IN COMPANY. The Company will notify Secured Party in writing of any proposed or actual change of the Company's name, identity or corporate structure.

          3.4 PAYMENT OF TAXES. The Company will pay prior to delinquency all taxes, liens and assessments which are levied or assessed against the Collateral.

          3.5 PERFECTION FILING. The Company will file the Form UCC-1 Financing Statement (the "UCC-1") in the form mutually agreed upon with the Office of the California Secretary of State within five (5) business days after the date of this Agreement.

     4. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under this Agreement:

          4.1 PAYMENT OF NOTES. The Company fails to make any payment of principal or interest when required under the Note or any Additional Note.

          4.2  BANKRUPTCY, INSOLVENCY, ETC. COMMENCED BY THE COMPANY.  If the
Company:

          (a) shall commence any proceeding or any other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing;

          (b) shall admit its inability to pay its debts as they mature in any petition or pleading in connection with any such proceeding;

          (c) shall apply for, or consent to or acquiesce in, an appointment of a receiver, conservator, trustee or similar officer for it or for all or substantially all of its assets and properties; or

          (d)  shall make a general assignment for the benefit of creditors.

          4.3 BANKRUPTCY, INSOLVENCY, ETC. COMMENCED AGAINST THE COMPANY. If any proceedings are commenced or any other action is taken against the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or a receiver, conservator, trustee or similar officer for the Company or for


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all or substantially all of its assets and properties is appointed; and in each such case, such event continues for ninety (90) days undismissed, unbonded and undischarged.

     5. SECURED PARTY'S REMEDIES AFTER DEFAULT. Upon the occurrence of an Event of Default, Secured Party may, after delivering written notice of such Event of Default to the Company, do any one or more of the following:

          5.1 ACCELERATE NOTES. Declare the outstanding principal balance under the Note and any Additional Note, together with the accrued but unpaid interest thereon, immediately due and payable.

          5.2 ACTIONS AGAINST THE COMPANY. Proceed against the Company with or without proceeding against the Collateral secured hereby.

          5.3 ACTIONS AGAINST THE COLLATERAL. Exercise all of the rights and remedies provided to Secured Party by this Agreement, by the Code as then in effect, or any other applicable law.

     6. COVENANT OF SECURED PARTY. Secured Party agrees that neither it nor any of its employees, representatives or agents shall inform any third party with whom the Company is negotiating or otherwise pursuing the possible license or other acquisition of Intellectual Property Rights of the security interest granted pursuant to this Agreement or the funds advanced to the Company pursuant to the Note or any Additional Note without first obtaining the prior written consent of the Company.

     7.   GENERAL PROVISIONS.

          7.1 CONSTRUCTION. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of California. All terms not defined herein are used as set forth in the Code.

          7.2 ENTIRE AGREEMENT. This Agreement, together with the agreements and documents referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, agreements and understandings.

          7.3 NOTICES. All payments, notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given at the earlier of (i) the time of actual delivery or (ii) on the third business day following the date deposited with the United States Postal Service, postage prepaid, certified with return receipt requested, to the parties at the following addresses or at such other address as shall be given in writing by any party to each of the other parties:

          Secured Party:      Schering Berlin Venture Corp.

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                         Fax No.:
                                 ---------------------------

          The Company:   Collateral Therapeutics, Inc.
                         9360 Towne Centre Drive
                         San Diego, CA 92121
                         Fax No.:
                                 ---------------------------

          7.4 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and shall be binding upon, the parties and their respective successors and assigns.

          7.5 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          7.6 FURTHER ASSURANCES. Each party hereto will execute, acknowledge, and deliver any further assurances, documents and instruments reasonably requested by any other party hereto for the purpose of creating and perfecting Secured Party's security interest in the Collateral hereunder (other than the security interest in any foreign Intellectual Property Rights, which shall not be perfected), including (without limitation) any financing statement, amended financing statement, continuation statement, patent filing, or other instrument permitted or required by the Code or other applicable law.

          7.7 COOPERATION. The Company and Secured Party each agree from time to time execute and deliver, or cause to be executed and delivered, such further instruments and do and cause to be done such further acts as may be necessary or proper to carry out more effectively the provisions of this Agreement.

          7.8 AMENDMENTS AND WAIVER. The rights of Secured Party hereunder and under any financing statement, amended financing statement, continuation statement, patent filing, or other document or instrument creating or perfecting the Secured Party's security interest in the Collateral may be amended or waived at any time by the written consent of the Secured Party and the Company.

          7.9 TERMINATION. Upon payment in full of the Note and any Additional Note, the security interest provided under this Agreement shall automatically terminate and shall be deemed null and void. Secured Party agrees to execute all appropriate instruments or other documentation (including releases of any patent filings and one or more Form UCC-2 Statements of Termination) to evidence the termination of such security interest.

          7.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, the undersigned have executed this Agreement, effective as of the date first written above.


THE COMPANY:                  COLLATERAL THERAPEUTICS, INC.



                              By: /s Jack W. Reich, Ph.D.
                                 -------------------------------
                              Its: President and C.E.O.
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SECURED PARTY:                SCHERING BERLIN VENTURE CORP.



                              By: /s/ Illegible
                                 -------------------------------

                              Its: President
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